UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2012

CSB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

91 North Clay Street, P.O. Box 232, Millersburg, Ohio		44654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (330) 674-9015

Not Applicable

(Former Name or former address if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 23, 2012, CSB Bancorp, Inc. issued a press release announcing its earnings for the three month period ended September 30, 2012. A copy of this press release and related financial tables are furnished herein as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

( c ) Exhibits

99.1	Press release and Quarterly Report for CSB Bancorp, Inc. for the quarter ended September 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.

Date: October 23, 2012	By:	/s/ Paula J. Meiler
Paula J. Meiler
Senior Vice President and Chief Financial Officer